UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 24, 2025

MARWYNN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-42554	99-1867981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12 Chrysler Unit C Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 949-706-9966

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Symbol(s) on which registered	Trading	Name of each exchange
Common Stock, par value $0.001 per share	MWYN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

On September 24, 2025, the board of directors (the “Board”) of Marwynn Holdings, Inc. (the “Company”) established December 4, 2025 as the date of the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) which will be held virtually online by means of remote communication. The record date for the 2025 Annual Meeting is October 27, 2025 (the “Record Date”). Stockholders owning the Company’s common stock and preferred stock at the close of business on the Record Date, or their legal proxy holders, are entitled to vote at the 2025 Annual Meeting. The Company however reserves the right to change the record date or the meeting date.

Since the Company did not hold an annual stockholders meeting the previous year, the Company is filing this Current Report on Form 8-K to inform stockholders of the 2025 Annual Meeting and to provide the due date for the submission of any qualified stockholder proposals or qualified stockholder director nominations.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or pursuant to the Company’s Second Amended and Restated Bylaws (the “Bylaws”), must ensure that such proposal is delivered to or mailed to and received by the Company’s Secretary at Marwynn Holdings, Inc. 12 Chrysler Unit C, Irvine, CA 92618 on or before the close of business on October 6, 2025, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials. Such proposals must comply with all applicable procedures and requirements of Rule 14a-8 and the Bylaws.

In addition to complying with October 6, 2025 deadline, stockholder director nominations and stockholder proposals, including any notice on Schedule 14N, intended to be considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8, Nevada corporate law and the Bylaws in order to be eligible for inclusion in the proxy materials for the 2025 Annual Meeting. Any director nominations and stockholder proposals received after the October 6, 2025 deadline will be considered untimely and will not be considered for inclusion in the proxy material for the 2025 Annual Meeting nor will it be considered at the 2025 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marwynn Holdings, Inc.

	By:	/s/ Yin Yan
	Name:	Yin Yan
Date: September 26, 2025	Title:	Chief Executive Officer and Chairperson

2